Exhibit 10.1

AMENDMENT LETTER

TO

LENDERS PARTIES TO THE CREDIT AGREEMENT REFERENCED BELOW

July 8, 2016

Reference is made to the Third Amended and Restated Credit Agreement (as amended, the “Credit Agreement”; terms defined therein being used herein as so defined) dated as of November 5, 2015, among AMERICAN INTERNATIONAL GROUP, INC. (the “Company”), the subsidiary borrowers parties thereto, the lenders parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, and each Several L/C Agent party thereto.

Each Lender is hereby requested by the Company to confirm its agreement that clause (b) of the definition of “Change in Control” in the Credit Agreement is amended in its entirety to read “(b) a majority of the seats (other than vacant seats) on the board of directors of the Company shall at any time be occupied by persons who were neither (i) nominated or approved for consideration by shareholders for election by the board of directors of the Company or (ii) appointed by directors so nominated or approved”. The undersigned is in agreement with the foregoing. Please signify your agreement with the foregoing by signing and returning a copy of this Amendment Letter to Kelsey Baumberger (via pdf email at kbaumberger@milbank.com) at your earliest convenience but not later than 3:00 p.m., New York City time, Friday, July 15th.

Please direct any questions of a legal nature to Kelsey Baumberger at Milbank Tweed (kbaumberger@milbank.com, 212-530-5280). Questions of a business nature should be directed to Bradford Taylor (bradford.m.taylor@jpmorgan.com) or Samuel Kim (samuel.sj.kim@jpmorgan.com) of JPMorgan.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Vice President

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ David W. Junius
Name: David W. Junius
Title: Vice President and Treasurer

SO AGREED:

Citibank, N.A.
Name of Institution

By:	/s/ Robert Chesley
Name: Robert Chesley
Title: Vice President and Managing Director

SO AGREED:

JPMORGAN CHASE BANK, N.A. Name of Institution

By:	/s/ James S. Mintzer
Name: James S. Mintzer
Title: Vice President

SO AGREED:

Bank of America, N.A.
Name of Institution

By:	/s/ Chris Choi
Name: Chris Choi
Title: Director

SO AGREED:

BARCLAYS BANK PLC
Name of Institution

By:	/s/ Evan Moriarty
Name: Evan Moriarty
Title: Assistant Vice President

SO AGREED:

BNP PARIBAS
Name of Institution

By:	/s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

By:	/s/ Laurent Vanderzyppe
Name: Laurent Vanderzyppe
Title: Managing Director

SO AGREED:

Credit Suisse AG, New York Branch
Name of Institution

By:	/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory

By:	/s/ Jack David Madej
Name: Jack David Madej
Title: Authorized Signatory

SO AGREED:

DEUTSCHE BANK AG NEW YORK BRANCH
Name of Institution

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

SO AGREED:

GOLDMAN SACHS BANK USA, as lender
Name of Institution

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

SO AGREED:

HSBC Bank USA, National Association
Name of Institution

By:	/s/ Shakil Ahmed
Name: Shakil Ahmed
Title: Director

SO AGREED:

MIZUHO BANK, LTD.
Name of Institution

By:	/s/ David Lim
Name: David Lim
Title: Authorized Signatory

SO AGREED:

Morgan Stanley Bank, N.A.
Name of Institution

By:	/s/ Cindy Tse
Name: Cindy Tse
Title: Authorized Signatory

SO AGREED:

RBC Capital Markets
Name of Institution

By:	/s/ Brij Grewal
Name: Brij Grewal
Title: Authorized Signatory

SO AGREED:

SANTANDER BANK, N.A.
Name of Institution

By:	/s/ William Maag
Name: William Maag
Title: Managing Director

SO AGREED:

Standard Chartered Bank
Name of Institution

By:	/s/ Steven Aloupis
Name: Steven Aloupis A2388
Title: Managing Director – Loan Syndications

SO AGREED:

Sumitomo Mitsui Banking Corporation
Name of Institution

By:	/s/ Manabu Hirabayashi
Name: Manabu Hirabayashi
Title: Managing Director

SO AGREED:

The Royal Bank of Scotland plc
Name of Institution

By:	/s/ Joseph A Conte, CFA
Name: Joseph A Conte, CFA
Title: Vice President

SO AGREED:

U.S. Bank, N.A.
Name of Institution

By:	/s/ Ferris Joanis
Name: Ferris Joanis
Title: Vice President

SO AGREED:

Wells Fargo Bank N.A.
Name of Institution

By:	/s/ Jason Hafener
Name: Jason Hafener
Title: Director

SO AGREED:

Australia and New Zealand Banking Group Limited Name of Institution

By:	/s/ Robert Grillo
Name: Robert Grillo
Title: Director

SO AGREED:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH Name of Institution

By:	/s/ Alexander von Ziegesar
Name: Alexander von Ziegesar
Title: Relationship Manager

SO AGREED:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH Name of Institution

By:	/s/ Mauricio Benitez
Name: Mauricio Benitez
Title: Director

SO AGREED:

Credit Agricole Corporate and Investment Bank
Name of Institution

By:	/s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

By:	/s/ Myra Martinez
Name: Myra Martinez
Title: Vice President

SO AGREED:

Industrial and Commercial Bank of China Limited, New York Branch
Name of Institution

By:	/s/ Michael D’Anna
Name: Michael D’Anna
Title: Executive Director

By:	/s/ Linjia Zhou
Name: Linjia Zhou
Title: Executive Director

SO AGREED:

ING Bank N.V.
Name of Institution

By:	/s/ Peter Vissers
Name: Peter Vissers
Title: Country Manager Brazil

By:	/s/ Ernst Gallandat Huet
Name: Ernst Gallandat Huet
Title: Vice President

SO AGREED:

Lloyds Bank plc
Name of Institution

By:	/s/ Erin Doherty
Name: Erin Doherty
Title: Assistant Vice President – Transaction Execution – Category A – D006

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President – Transaction Execution – Category A – P003

SO AGREED:

National Australia Bank Ltd.
Name of Institution

By:	/s/ Joran Laird
Name: Joran Laird
Title: Director - FIG

SO AGREED:

PNC Bank, National Association
Name of Institution

By:	/s/ Morey A. Wade
Name: Morey A. Wade
Title: Vice President

SO AGREED:

Societe Generale
Name of Institution

By:	/s/ William Aishton
Name: William Aishton
Title: Director

SO AGREED:

STATE STREET BANK AND TRUST COMPANY
Name of Institution

By:	/s/ Kimberly R. Costa
Name: Kimberly R. Costa
Title: Vice President

SO AGREED:

The Bank of New York Mellon
Name of Institution

By:	/s/ Michael Pensari
Name: Michael Pensari
Title: Managing Director

SO AGREED:

The Bank of Nova Scotia
Name of Institution

By:	/s/ Kevin Chan
Name: Kevin Chan
Title: Director

SO AGREED:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
Name of Institution

By:	/s/ Glenn Schuermann
Name: Glenn Schuermann
Title: Director

SO AGREED:

NOMURA CORPORATE FUNDING AMERICAS, LLC
Name of Institution

By:	/s/ Sean P. Kelly
Name: Sean P. Kelly
Title: Managing Director

SO AGREED:

UNICREDIT BANK A.G.
Name of Institution

By:	/s/ Aleksander Borowicz
Name: Aleksander Borowicz
Title: Director

By:	/s/ Michael A. Imperiale
Name: Michael A. Imperiale
Title: Director

SO AGREED:

Manufacturers and Traders Trust Company
Name of Institution

By:	/s/ Ashley J. S. Thompson
Name: Ashley J. S. Thompson
Title: Vice President

SO AGREED:

Natixis, New York Branch
Name of Institution

By:	/s/ Ronald Lee
Name: Ronald Lee
Title: Director

By:	/s/ Rebecca Lo
Name: Rebecca Lo
Title: Analyst

SO AGREED:

The Governor & Company of the Bank of Ireland
Name of Institution

By:	/s/ Cora Phelan
Name: Cora Phelan
Title: Senior Manager

The Governor & Company of the Bank of Ireland
Name of Institution

By:	/s/ Keith Hughes
Name: Keith Hughes
Title: Director